SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549



                                    FORM 8-K/A
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                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  September 11, 2002


                                   NISOURCE INC.
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              (Exact Name of Registrant as Specified in Its Charter)


              Delaware                001-16189          35-2108964
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   (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File Number)     Identification No.)


      801 E. 86th Avenue, Merrillville, Indiana             46410
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      (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code    (877) 647-5990
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   _____________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


   This Amendment corrects the signature page of the Form 8-K filed earlier today.



      ITEM 9.        REGULATION FD DISCLOSURE

           NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at meetings with employees and analysts beginning on September 11, 2002, and the publication of information on NiSource's website (www.nisource.com) on September 11, 2002.

           NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

           Exhibit 99 Information to be disclosed at meetings with employees and analysts beginning on Septem-ber 11, 2002 and to be published on the NiSource website on September 11, 2002.

































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                                     SIGNATURE


                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NISOURCE INC.
                                    (Registrant)


   Dated:  September 11, 2002       By:  /s/ Michael W. O'Donnell
                                         ---------------------------------
                                    Name:    Michael W. O'Donnell
                                    Title:   Executive Vice President
                                             and Chief Financial Officer

































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                                     SIGNATURE


                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NISOURCE INC.
                                    (Registrant)


   Dated:  September 11, 2002       By:  /s/ Gary W. Pottorff
                                         ---------------------------------
                                    Name:    Gary W. Pottorff
                                    Title:   Secretary

































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